Supplement dated January 22, 2014
to the Statement of Additional Information ("the SAI") of the following fund:
Fund	SAI Dated
Columbia Funds Series Trust I
Columbia Contrarian Core Fund	1/1/2014
Effective immediately, the third bullet of the section of the SAI entitled "Fundamental and Non-Fundamental Investment Policies - Non-fundamental Policies - Investment in Foreign Securities" is hereby replaced with the following:
■	Balanced Fund, Contrarian Core Fund and Dividend Income Fund each may invest up to 20% of its net assets in foreign securities.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SAI910_00_004_(01/14)